8-K


                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 14, 2017


                               PUNCH ANIMATION, INC.
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             (Exact Name of registrant as specified in its Charter)




        Nevada                        33-58972                    22-2800078
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(State of Incorporation)        Commission File No.           (IRS Employer
                                                           Identification No)



1201 N. La Brea Ave., # 256, Inglewood, CA               			90302
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    (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, (   310   )      419     -      5914
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					Urban Television Network Corporation
			1315 North Bullis Road Suite 6 Compton, California 90221
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                     (Registrant's former name and address)




Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers.

(b)    Appointment of an Officer and Director

On February 13, 2017 the Board of Directors appointed Floyd Norman as its new President of Creative Development. On February 13, 2017, Punch Animation entered into an employment agreement with Floyd Norman naming him its President of Creative Development.

On February 13, 2017 the Board of Directors appointed Leo Sullivan as its new Chief Operating Officer. On February 13, 2017, Punch Animation entered into an employment agreement with Leo Sullivan naming him its Chief Operating Officer.

A copy of the press release issued by the Company announcing the appointment of Floyd Norman and Leo Sullivan is filed as Exhibit (99) to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits.

(99)	Punch Animation Inc. Press Release naming Floyd Norman as its new
		President of Creative Development and Leo Sullivan as its new Chief
		Operating Officer dated February 14, 2017


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      		Punch Animation, Inc.
Dated: February 14, 2017
                                             /s/ Joseph Collins
                                            ---------------------------------
                                            By: Joseph Collins
                                            Title: Chief Executive Officer